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                                                                                                            EXHIBIT B

                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                       BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                                 NOTEHOLDERS
                                              SEPTEMBER 16, 1996

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Principal Distribution Amount
Class A-1 Notes:                                    $9,946,968.94   ( $120.34 per $1,000 original principal amount)
Class A-2 Notes:                                            $0.00   (   $0.00 per $1,000 original principal amount)
Class A-3 Notes:                                            $0.00   (   $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                      $367,724.29   (   $4.31 per $1,000 original principal amount)
Class A-2 Notes:                                      $635,000.00   (   $5.29 per $1,000 original principal amount)
Class A-3 Notes:                                      $429,433.35   (   $5.63 per $1,000 original principal amount)

Note Balance:
         Class A-1 Notes                                                                           $61,967,819.53
         Class A-2 Notes                                                                          $120,000,000.00
         Class A-3 Notes                                                                           $76,343,707.00

Note Pool Factor:
         Class A-1 Notes                                                                                0.7497174
         Class A-2 Notes                                                                                1.0000000
         Class A-3 Notes                                                                                1.0000000

Certificate Balance                                                                                $11,624,943.00

Certificate Pool Factor                                                                                 1.0000000

Servicing Fee                                                                                         $233,236.20
Servicing Fee Per $1,000 Note                                                                               $0.80

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